Exhibit 99.2

FOURTH QUARTER 2017 Supplemental Information

MEDICALPROPERTIESTRUST.COM TABLE OF CONTENTS COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Mortgage Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDAR to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 Consolidated Balance Sheets 16 Other Income Generating Assets 17    FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. On the Cover: Willamette Valley Medical Center, an acute care hospital in McMinnville, Oregon operated by RCCH Healthcare Partners. Q4 2017 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities.    OFFICERS Edward K. Aldag, Jr. R. Steven Hamner Emmett E. McLean J. Kevin Hanna    BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson    R. Steven Hamner D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242    (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com    Chairman, President and Chief Executive Officer Executive Vice President and Chief Financial Officer Executive Vice President, Chief Operating Officer, Treasurer and Secretary Vice President, Controller and Chief Accounting Officer    MPT Officers, from left: R. Steven Hamner, Emmett E. McLean, J. Kevin Hanna and Edward K. Aldag, Jr.    Q4 2017 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM    COMPANY OVERVIEW(continued)    INVESTOR RELATIONS Tim Berryman | Director—Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com    CAPITAL MARKETS Charles Lambert | Managing Director—Capital Markets (205) 397-8897 clambert@medicalpropertiestrust.com    TRANSFER AGENT American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219    STOCK EXCHANGE LISTING AND TRADING SYMBOL New York Stock Exchange (NYSE): MPW    SENIOR UNSECURED DEBT RATINGS Moody’s – Ba1 Standard & Poor’s – BBB-    CONTINUUM OF CARE MEDICAL PROPERTIES TRUST FOCUSES ON THE MOST CRITICAL COMPONENTS OF HEALTHCARE DELIVERY.    ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS INPATIENT REHABILITATION FACILITIES LONG-TERM ACUTE CARE HOSPITALS NURSING HOMES ASSISTED LIVING HOME HEALTH CARE MPT facility types shown in green.    HIGHER Q4 2017 | SUPPLEMENTAL INFORMATION 4    ACUTE HOSPITALS CARE    REHABILITATION INPATIENT FACILITIES INTENSITY OF CARE    HEALTH HOME ACUTE LONG-TERM CARE    CARE HOSPITALS ASSISTED NURSING HOMES LIVING

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
FFO INFORMATION:
Net income attributable to MPT common stockholders	$71,944	$43,039	$289,793	$225,048
Participating securities’ share in earnings	(1,102)	(129)	(1,409)	(559)

Net income, less participating securities’ share in earnings	$70,842	$42,910	$288,384	$224,489
Depreciation and amortization(A)	36,815	26,976	127,559	96,157
Gain on sale of real estate	—	—	(7,431)	(67,168)

Funds from operations	$107,657	$69,886	$408,512	$253,478
Write-off of straight-line rent and other	4,223	—	5,340	3,063
Transaction costs from non-real estate dispositions	—	70	—	5,944
Acquisition expenses, net of tax benefit (A)	9,103	34,806	28,453	46,529
Release of valuation allowance	—	(3,956)	—	(3,956)
Impairment charges	—	(66)	—	7,229
Unutilized financing fees / debt refinancing costs	13,780	—	32,574	22,539

Normalized funds from operations	$134,763	$100,740	$474,879	$334,826

Share-based compensation	2,801	2,111	9,949	7,942
Debt costs amortization	1,773	1,814	6,521	7,613
Additional rent received in advance (B)	(300)	(300)	(1,200)	(1,200)
Straight-line rent revenue and other (A)	(26,544)	(16,921)	(82,276)	(50,687)

Adjusted funds from operations	$112,493	$87,444	$407,873	$298,494

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.19	$0.13	$0.82	$0.86
Depreciation and amortization (A)	0.10	0.09	0.37	0.37
Gain on sale of real estate	—	—	(0.02)	(0.26)

Funds from operations	$0.29	$0.22	$1.17	$0.97
Write-off of straight-line rent and other	0.01	—	0.01	0.01
Transaction costs from non-real estate dispositions	—	—	—	0.02
Acquisition expenses, net of tax benefit (A)	0.03	0.11	0.08	0.18
Release of valuation allowance	—	(0.02)	—	(0.02)
Impairment charges	—	—	—	0.03
Unutilized financing fees / debt refinancing costs	0.04	—	0.09	0.09

Normalized funds from operations	$0.37	$0.31	$1.35	$1.28

Share-based compensation	0.01	0.01	0.03	0.03
Debt costs amortization	0.01	0.01	0.02	0.02
Additional rent received in advance (B)	—	—	—	—
Straight-line rent revenue and other (A)	(0.08)	(0.06)	(0.24)	(0.19)

Adjusted funds from operations	$0.31	$0.27	$1.16	$1.14

(A)	Includes our share of real estate depreciation, acquisition expenses, and straight-line rent revenue from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Other income (expense)” line on the consolidated statements of income.
(B)	Represents additional rent received from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q4 2017  |  SUPPLEMENTAL INFORMATION     5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of December 31, 2017)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate		Balance
2021 Credit Facility Revolver	Variable	2.660% - 2.810	%(A)	$830,000
2021 Credit Facility Revolver (GBP) (B)	Variable	1.750%		10,810
2022 Term Loan	Variable	2.980%		200,000
4.000% Notes Due 2022 (Euro) (C)	Fixed	4.000%		600,250
6.375% Notes Due 2024	Fixed	6.375%		500,000
5.500% Notes Due 2024	Fixed	5.500%		300,000
3.325% Notes Due 2025 (Euro) (C)	Fixed	3.325%		600,250
5.250% Notes Due 2026	Fixed	5.250%		500,000
5.000% Notes Due 2027	Fixed	5.000%		1,400,000

				$4,941,310
Debt issuance costs				(42,643)

	Weighted average rate	4.422%		$4,898,667

(A)	The interest rate on $50 million of the outstanding revolver balance at December 31, 2017 was 4.750%.

The $50 million tranche was repaid on January 2, 2018.

(B)	Represents credit facility borrowings in pound sterling and converted to U.S. dollars at December 31, 2017.
(C)	Represents bonds issued in euros and converted to U.S. dollars at December 31, 2017.

Q4 2017  |  SUPPLEMENTAL INFORMATION     6

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
2021 Credit Facility Revolver	$—	$—	$—	$830,000	$—	$—	$—	$—	$—	$—
2021 Credit Facility Revolver (GBP)	—	—	—	10,810	—	—	—	—	—	—
2022 Term Loan	—	—	—	—	200,000	—	—	—	—	—
4.000% Notes Due 2022 (Euro)	—	—	—	—	600,250	—	—	—	—	—
6.375% Notes Due 2024	—	—	—	—	—	—	500,000	—	—	—
5.500% Notes Due 2024	—	—	—	—	—	—	300,000	—	—	—
3.325% Notes Due 2025 (Euro)	—	—	—	—	—	—	—	600,250	—	—
5.250% Notes Due 2026	—	—	—	—	—	—	—	—	500,000	—
5.000% Notes Due 2027	—	—	—	—	—	—	—	—	—	1,400,000

	$—	$—	$—	$840,810	$800,250	$—	$800,000	$600,250	$500,000	$1,400,000

Q4 2017  |  SUPPLEMENTAL INFORMATION     7

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Unaudited)

(Amounts in thousands)

	For the Three Months Ended
	December 31, 2017
Net income attributable to MPT common stockholders	$71,944
Pro forma adjustments for acquisitions that occurred after the period (A)	400

Pro forma net income	$72,344
Add back:
Interest expense	56,456
Unutilized financing fees/ debt refinancing costs	13,780
Depreciation and amortization	38,167
Stock-based compensation	2,801
Mid-quarter acquisitions	1,106
Write-off of straight-line rent and other	4,223
Acquisition expenses	8,661
Income tax expense	1,898

4Q 2017 Pro forma adjusted EBITDA	$199,436

Annualization	$812,944

Total debt	$4,898,667
Pro forma changes to cash and debt balance after December 31, 2017 (A)	(153,972)

Pro forma net debt	$4,744,695

Pro forma net debt / annualized adjusted EBITDA	5.8	x

(A)	The schedule reflects our previously disclosed commitment to acquire one RCCH facility for $17.5 million.

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing charges, impairment charges, and acquisition expenses to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

Q4 2017  |  SUPPLEMENTAL INFORMATION     8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of December 31, 2017)

($ amounts in thousands)

Years of Maturities (A)	Total Properties (B)	Base Rent/Interest (C)	Percent of Total Base Rent/Interest
2018	15	$7,561	1.0%
2019	4	9,082	1.3%
2020	1	2,032	0.3%
2021	3	13,397	1.9%
2022	15	74,227	10.3%
2023	4	12,883	1.8%
2024	1	2,273	0.3%
2025	7	22,957	3.2%
2026	6	26,501	3.7%
2027	1	2,990	0.4%
2028	5	7,452	1.0%
Thereafter	200	539,223	74.8%

	262	$720,578	100.0%

(A)	Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(B)	Excludes three of our facilities that are under development, our Twelve Oaks facility that is not fully occupied, the nine properties that we own through joint venture arrangements, and an ancillary property. The schedule reflects our previously disclosed commitment to acquire one RCCH facility for $17.5 million.
(C)	Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

Q4 2017  |  SUPPLEMENTAL INFORMATION     9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE

(December 31, 2017)

($ amounts in thousands)

Asset Types	Total Pro Forma Gross Assets (B)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Actual Revenue
General Acute Care Hospitals (A)	$6,638,799	70.0%	$488,764	69.4%
Inpatient Rehabilitation Hospitals	2,024,767	21.4%	173,149	24.6%
Long-Term Acute Care Hospitals	367,987	3.9%	42,832	6.0%
Other assets	444,659	4.7%	—	—

Total	$9,476,212	100.0%	$704,745	100.0%

(A)	Includes three medical office buildings.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 8, 2018 for reconciliation of total assets to pro forma total gross assets at December 31, 2017.

Q4 2017  |  SUPPLEMENTAL INFORMATION     10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(December 31, 2017)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Actual Revenue
Steward	$3,457,384	36.5%	$190,172	27.0%
MEDIAN	1,229,325	13.0%	100,531	14.3%
Prime Healthcare	1,119,484	11.8%	126,269	17.9%
Ernest Health	629,161	6.6%	70,665	10.0%
RCCH	506,265	5.3%	41,890	5.9%
26 operators	2,089,934	22.1%	175,218	24.9%
Other assets	444,659	4.7%	—	—

Total	$9,476,212	100.0%	$704,745	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 8, 2018 for reconciliation of total assets to pro forma total gross assets at December 31, 2017.

Q4 2017  |  SUPPLEMENTAL INFORMATION     11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(December 31, 2017)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Actual Revenue
Massachusetts	$1,297,226	13.7%	$107,195	15.2%
Texas	1,257,390	13.3%	102,926	14.6%
Utah	1,035,501	10.9%	28,831	4.1%
California	542,876	5.7%	66,241	9.4%
Arizona	491,284	5.2%	36,393	5.2%
24 Other States	2,618,536	27.6%	235,545	33.4%
Other assets	387,050	4.1%	—	—

United States	$7,629,863	80.5%	$577,131	81.9%

Germany	$1,581,726	16.7%	$123,453	17.5%
Italy	99,347	1.0%	—	—
United Kingdom	81,766	0.9%	3,681	0.5%
Spain	25,901	0.3%	480	0.1%
Other assets	57,609	0.6%	—	—

International	$1,846,349	19.5%	$127,614	18.1%

Total	$9,476,212	100.0%	$704,745	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 8, 2018 for reconciliation of total assets to pro forma total gross assets at December 31, 2017.

Q4 2017  |  SUPPLEMENTAL INFORMATION     12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$190,750	4	4.6%
3.00x - 4.49x	$115,000	1	2.8%
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.7x	$3,824,745	120	92.6%
General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.8x	$1,977,427	41	47.9%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.5x	$1,486,226	62	36.0%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.4x	$361,092	17	8.7%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. Adeptus facilities excluded until bankruptcy proceedings are resolved and operations stabilize.

All data presented is on a trailing twelve month basis.

(1)	EBITDAR adjusted for non-recurring items.

Q4 2017  |  SUPPLEMENTAL INFORMATION     13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2017

($ amounts in thousands)

Operator	Location	Costs Incurred as of 12/31/2017		Rent Commencement Date	Acquisition/ Development
Adeptus Health	Mesa, Arizona	$51,350		2/10/2017	Development
Adeptus Health	Austin, Texas	4,979		3/2/2017	Development
Adeptus Health	San Tan Valley, Arizona	6,184		4/13/2017	Development
Steward	Florida, Ohio & Pennsylvania	301,292		5/1/2017	Acquisition
RCCH	Lewiston, Idaho	87,500		5/1/2017	Acquisition
Adeptus Health	Cypress, Texas	4,365		5/8/2017	Development
MEDIAN & Affiliates	Germany	171,538		1H 2017	Acquisition
Alecto	Ohio & West Virginia	40,451		6/1/2017	Acquisition
MEDIAN & Affiliates	Germany	45,282		7/2017	Acquisition
Steward	Arizona, Utah, Texas & Arkansas	1,500,000	(A)	9/29/2017	Acquisition
MEDIAN & Affiliates	Germany	94,720		11/30/2017	Acquisition

		$2,307,661

(A)	Includes $100 million of equity investments.

SUMMARY OF CURRENT INVESTMENT COMMITMENTS AS OF DECEMBER 31, 2017

($ amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
RCCH	Washington	$17,500	Acquisition

		$17,500

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2017

($ amounts in thousands)

Operator	Location	Commitment	Cost Incurred as of 12/31/2017	Estimated Completion Date
Ernest Health	Flagstaff, Arizona	$28,067	$21,794	Q1 2018
Circle Health	United Kingdom	43,592	14,694	Q1 2019
Surgery Partners	Idaho Falls, Idaho	113,468	11,207	Q1 2020

		$185,127	$47,695

Q4 2017  |  SUPPLEMENTAL INFORMATION     14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
	(Unaudited)	(Unaudited)	(Unaudited)	(A)
Revenues
Rent billed	$124,642	$92,861	$435,782	$327,269
Straight-line rent	18,907	14,558	65,468	41,067
Income from direct financing leases	19,188	17,126	74,495	64,307
Interest and fee income	42,224	28,738	129,000	108,494

Total revenues	204,961	153,283	704,745	541,137
Expenses
Real estate depreciation and amortization	36,112	26,524	125,106	94,374
Impairment charges	—	(66)	—	7,229
Property-related	1,811	1,120	5,811	2,712
Acquisition expenses	8,649	39,894	29,645	46,273
General and administrative	15,312	13,090	58,599	48,911

Total operating expenses	61,884	80,562	219,161	199,499

Operating income	143,077	72,721	485,584	341,638
Interest expense	(56,456)	(38,465)	(176,954)	(159,597)
Gain (loss) on sale of real estate and other asset dispositions, net	—	(70)	7,431	61,224
Unutilized financing fees / debt refinancing costs	(13,780)	—	(32,574)	(22,539)
Other income (expense)	1,433	1,056	10,432	(1,618)
Income tax benefit (expense)	(1,898)	8,003	(2,681)	6,830

Income from continuing operations	72,376	43,245	291,238	225,938
Loss from discontinued operations	—	—	—	(1)

Net income	72,376	43,245	291,238	225,937
Net income attributable to non-controlling interests	(432)	(206)	(1,445)	(889)

Net income attributable to MPT common stockholders	$71,944	$43,039	$289,793	$225,048

Earnings per common share – basic:
Income from continuing operations	$0.19	$0.13	$0.82	$0.86
Loss from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.19	$0.13	$0.82	$0.86

Earnings per common share – diluted:
Income from continuing operations	$0.19	$0.13	$0.82	$0.86
Loss from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.19	$0.13	$0.82	$0.86

Weighted average shares outstanding – basic	364,382	319,833	349,902	260,414
Weighted average shares outstanding – diluted	364,977	319,994	350,441	261,072
Dividends declared per common share	$0.24	$0.23	$0.96	$0.91

(A)	Financials have been derived from the prior year audited financial statements.

Q4 2017  |  SUPPLEMENTAL INFORMATION     15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	December 31, 2017	December 31, 2016
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$5,944,220	$4,317,866
Net investment in direct financing leases	698,727	648,102
Mortgage loans	1,778,316	1,060,400

Gross investment in real estate assets	8,421,263	6,026,368
Accumulated depreciation and amortization	(455,712)	(325,125)

Net investment in real estate assets	7,965,551	5,701,243
Cash and cash equivalents	171,472	83,240
Interest and rent receivables	78,970	57,698
Straight-line rent receivables	185,592	116,861
Other assets	618,703	459,494

Total Assets	$9,020,288	$6,418,536

LIABILITIES AND EQUITY
Liabilities
Debt, net	$4,898,667	$2,909,341
Accounts payable and accrued expenses	211,188	207,711
Deferred revenue	18,178	19,933
Lease deposits and other obligations to tenants	57,050	28,323

Total Liabilities	5,185,083	3,165,308
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 364,424 shares at December 31, 2017 and 320,514 shares at December 31, 2016	364	321
Additional paid-in capital	4,333,027	3,775,336
Distributions in excess of net income	(485,932)	(434,114)
Accumulated other comprehensive loss	(26,049)	(92,903)
Treasury shares, at cost	(777)	(262)

Total Medical Properties Trust, Inc. Stockholders’ Equity	3,820,633	3,248,378
Non-controlling interests	14,572	4,850

Total Equity	3,835,205	3,253,228

Total Liabilities and Equity	$9,020,288	$6,418,536

(A)	Financials have been derived from the prior year audited financial statements.

Q4 2017  |  SUPPLEMENTAL INFORMATION     16

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

OTHER INCOME GENERATING ASSETS AS OF DECEMBER 31, 2017

($ amounts in thousands)

Operator	Investment	Annual Interest Rate	YTD RIDEA Income (A)		Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan(B)	$4,332	10.25%			Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Alecto working capital	12,500	11.44%			Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	3,002	10.40%			Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	21,854	9.45%			Secured and cross-defaulted with real estate and guaranteed by Parent
Other	15,321

	$57,009
Operating Loans
Ernest Health (C)	$93,200	15.00%	$15,617		Secured and cross-defaulted with real estate and guaranteed by Parent

	$93,200		15,617
Equity investments(D)
Domestic	$164,332		$5,677
International(E)	$124,065		$6,882	(F)

(A)	Income earned on operating loans is reflected in the interest income line of the income statement.
(B)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(C)	Due to compounding, effective interest rate is 16.8%.
(D)	All earnings in income from equity investments are reported on a one quarter lag basis.
(E)	Includes equity investments in Spain, Italy, and Germany.
(F)	Excludes our share of real estate depreciation and acquisition expenses of certain unconsolidated joint ventures.

Q4 2017  |  SUPPLEMENTAL INFORMATION     17

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com    At the Very heArt of heAlthcAre® .